Exhibit 21.01  List of Subsidiaries of Adelphia Communications Corporation1

         ADELPHIA COMMUNICATIONS CORPORATION (Delaware corporation)

         ACC INVESTMENT HOLDINGS, INC. (Delaware corporation)

         ACC OPERATIONS, INC. (Delaware corporation)
                  Chelsea Communications, L.L.C. (Delaware limited liability company)7
                  Tri-States, L.L.C. (Delaware limited liability company)8
                           Tele-Media Company of Tri-States, L.P. (82% owned)
                            (Delaware limited partnership)8 ACC Holdings I,
                  L.L.C. (Delaware limited liability company) ACC Holdings II, L.L.C. (Delaware limited liability company) UCA, L.L.C. (Delaware limited liability company) Wellsville Cablevision, L.L.C. (Delaware limited liability company)
                  Adelphia Western New York Holdings, L.L.C. (Delaware limited liability company)12

         ACP HOLDINGS, INC. (Delaware corporation)2

         ADELPHIA ACQUISITION SUBSIDIARY, INC. (Delaware corporation)

         ADELPHIA CABLEVISION, INC. (Pennsylvania corporation)
                  Crestwood Holdings, Inc. (Delaware corporation)
                           Manchester Cablevision, Inc. (New Jersey corporation)

         ADELPHIA COMMUNICATIONS INTERNATIONAL, INC. (Delaware corporation)9

         ADELPHIA INTERNATIONAL II, L.L.C. (Delaware limited liability company) 9

         ADELPHIA INTERNATIONAL III, L.L.C. (Delaware limited liability company) 9

         ADELPHIA MOBILE PHONES, INC. (Delaware corporation)

         ADELPHIA TELECOMMUNICATIONS, INC. (Delaware corporation)

         BLACKSBURG/SALEM CABLEVISION, INC. (Virginia corporation)

         BRAZAS COMMUNICATIONS, INC. (Delaware corporation)3
                  TMC Holdings Corporation (75% owned) (Delaware corporation)

         CHAUNCEY COMMUNICATIONS CORPORATION (Delaware corporation)
                  Clear Cablevision, Inc. (Delaware corporation)

         CHELSEA COMMUNICATIONS, INC. (Delaware corporation)4
                  Better TV, Inc. of Bennington (Vermont corporation)
                  Kalamazoo County Cablevision, Inc. (Michigan corporation) 4 Mt. Lebanon Cablevision, Inc. (Pennsylvania corporation)5 Multi-Channel T.V. Cable Company (Ohio corporation)
                  Pericles Communications Corporation (Delaware corporation) Mountain Cable Communications Corporation (Delaware
                   corporation)
                           Lake Champlain Cable Television Corporation (Vermont
                            corporation)

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                           Richmond Cable Television Corporation (Vermont
                            corporation)
                  Mountain Cable Company (Vermont limited partnership)
                  Rigpal Communications, Inc. (Pennsylvania corporation)
                  Upper St. Clair Cablevision, Inc. (Pennsylvania corporation) Adelphia Cablevision Associates, L.P. (Pennsylvania limited partnership) 4
                  Three Rivers Cable Associates, L.P. (75% owned) (Ohio limited partnership)
                  Young's Cable TV Corporation (Vermont corporation)

         GLOBAL ACQUISITION PARTNERS, L.P. (Delaware limited partnership)

         GLOBAL CABLEVISION II, INC. (Delaware corporation)11

         GRAND ISLAND CABLE, INC. (Delaware corporation)

         HYPERION TELECOMMUNICATIONS, INC. (66% owned) (Delaware corporation)
                  Hyperion Telecommunications, LLC (Delaware limited liability company)
                  Hyperion Communications General Holdings, Inc. (Delaware
                   corporation)
                  Hyperion Communications Capital, Inc.(Delaware corporation) Hyperion Communications Long Haul, L.P. (Delaware limited partnership)
                  Hyperion Communications International, LLC (Delaware limited liability company)
                  Hyperion Communications of Alabama, LLC (Delaware limited
                   liability company)
                  Hyperion Communications of Arkansas, LLC (Delaware limited liability company)
                           Entergy Hyperion Telecommunications of Arkansas,
                            L.L.C. (50% owned) (an Arkansas limited liability company)
                  Hyperion Communications of Connecticut, Inc. (Delaware
                   corporation)
                  Hyperion Communications of Delaware, LLC (Delaware limited liability company)
                  Hyperion Communications of District of Columbia, LLC
                   (Delaware limited liability company)
                  Hyperion Communications of Florida, LLC (Florida limited
                   liability company)
                  Hyperion Telecommunications of Florida, Inc. (Florida
                   corporation)
                           Hyperion Communications of Jacksonville, Inc.
                              (Florida corporation)
                  Hyperion Communications of Georgia, LLC (Delaware limited
                   liability company)
                  Hyperion Communications of Illinois, Inc. (Delaware
                   corporation)
                  Hyperion Communications of Indiana, L.P. (Delaware limited partnership)
                  Hyperion Communications of Kansas, LLC (Delaware limited
                   liability company )
                  Hyperion Communications of Kentucky, Inc. (Delaware
                   corporation)
                  Hyperion Telecommunications of Louisiana, Inc. (Delaware
                   corporation)
                           Entergy Hyperion Telecommunications of Louisiana,
                            L.L.C. (50% owned) (an Arkansas limited liability company)
                  Hyperion Communications of Maine, Inc. (Delaware corporation) Hyperion Communications of Maryland, LLC (Delaware limited liability company)
                  Hyperion Communications of Massachusetts, Inc.(Delaware
                   corporation)
                  Hyperion Communications of Michigan, Inc. (Delaware
                   corporation)
                  Hyperion Communications of Mississippi, L.P. (Delaware limited partnership)
                  Hyperion Telecommunications of Mississippi, Inc. (Delaware
                   corporation)
                           Entergy  Hyperion Telecommunications of Mississippi,
                            L.L.C. (50% owned) (an Arkansas limited liability company)
                  Hyperion Communications of New Hampshire, Inc. (Delaware
                   corporation)
                  Hyperion Communications of New Jersey, LLC (Delaware limited liability company )
                  Hyperion Telecommunications of New York, Inc. (Delaware
                   corporation)
                  Hyperion Communications of Eastern New York, Inc. (Delaware
                   corporation)
                  Hyperion Telecommunications of North Carolina, Inc. (Delaware
                   corporation)
                  Hyperion Communications of North Carolina, L.P. (Delaware
                   limited partnership)
                  Hyperion Communications of Ohio, Inc. (Delaware corporation)
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                  Hyperion Telecommunications of Pennsylvania, Inc. (Delaware
                   corporation)
                           PECO Hyperion Telecommunications (50% owned)
                            (Pennsylvania general partnership)
                           Hyperion Susquehanna Telecommunications (50% owned)
                            (Pennsylvania general partnership)
                           Allegheny Hyperion Telecommunications, L.L.C.
                            (50% owned) (Pennsylvania limited liability company)
                           Hyperion Telecommunications of Harrisburg, Inc.
                             (Delaware corporation)
                  Hyperion Communications of Pennsylvania, LLC (Delaware limited liability company)
                  Hyperion Communications of Rhode Island, Inc. (Delaware
                   corporation)
                  Hyperion Communications of South Carolina, Inc. (Delaware
                   corporation)
                  Hyperion Telecommunications of Tennessee, Inc. (Delaware
                   corporation)
                           AVR, L.P. d/b/a Hyperion of Tennessee, L.P.
                            (95% owned) (California limited partnership)
                  Hyperion Communications of Tennessee, L.P. (Delaware limited partnership)
                  Hyperion Communication of Texas, L.P. (Delaware limited
                   partnership)
                  Hyperion Communications of Vermont, Inc. (Delaware
                   corporation)
                  Hyperion Communications of Virginia, LLC (Virginia  limited liability company)
                  Hyperion Communications of West Virginia, LLC (Delaware
                   limited liability company)

         KITTANNING CABLEVISION, INC. (Delaware corporation)6

         LOUISA CABLEVISION, INC. (Delaware corporation)

         MARTHA'S VINEYARD CABLEVISION, L.P. (Delaware limited partnership)

         MERCURY COMMUNICATIONS, INC. (Delaware corporation)

         MONTGOMERY CABLEVISION, INC. (Pennsylvania corporation)12

         NORTHEAST CABLE, INC.  (Delaware corporation)6

         ORCHARD PARK CABLEVISION, INC. (Delaware corporation)11

         PAGE TIME, INC. (Delaware corporation)

         ROBINSON/PLUM CABLEVISION, L.P. (Pennsylvania limited partnership)

         SABRES, INC. (Delaware corporation)

         SCRANTON CABLEVISION, INC. (Pennsylvania corporation)
                  DVD Marketing Company, Inc. (Delaware corporation)

         SHHH ACQUISITION CORP.10

         SOUTHWEST VIRGINIA CABLE, INC. (Delaware corporation)

         ST. MARY'S CABLEVISION, INC. (50% owned) (Pennsylvania corporation)

         SVHH HOLDINGS, INC. (Delaware corporation)10

         TAURUS COMMUNICATIONS, INC. (North Carolina corporation)



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         UCA CORP. (Delaware corporation)
                  UltraCom of Montgomery County, Inc. (Pennsylvania corporation)
                           VanBuren County Cablevision, Inc. (Michigan
                            corporation)
                           Multi-Channel TV Cable Co. of Virginia (Delaware
                            corporation)
                           Valley Cablevision, Inc. (Delaware corporation) Western Reserve Cablevision, Inc. (Ohio corporation)

         U.S. TELE-MEDIA INVESTMENT COMPANY (Pennsylvania corporation)

         VIRGINIA ACQUISITION CORP. (Delaware corporation)

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1 Adelphia Communications Corporation and its subsidiaries operate under the name "Adelphia". Ownership of subsidiaries is indicated by indentations. Ownership of each subsidiary is 100% unless otherwise indicated parenthetically or by footnote.

2 ACP Holdings, Inc. is the managing general partner of, and holds partnership interests in, Olympus Communications, L.P., a Delaware limited partnership which is not consolidated with Adelphia Communications Corporation. Olympus Communications, L.P. owns 99.98% of the partnership interests of Adelphia Cable Partners, L.P. (a Delaware limited partnership), 99.9% of the partnership interests in West Boca Acquisition Limited Partnership (a Delaware limited partnership), Telesat Acquisition Limited Partnership (a Delaware limited partnership), National Cable Acquisition Associates, L.P. (Delaware limited partnership) of Leadership Acquisition, L.P. (a Delaware limited partnership) and Ft. Myers Acquisition Limited Partnership (a Delaware limited partnership), and 100% of the stock of Olympus Capital Corporation (Delaware corporation), Olympus Communications Holdings, L.L.C. (Delaware limited liability company) and Adelphia Telecommunications of Florida, Inc. (Delaware corporation). Adelphia Cable Partners, L.P. owns 100% of the stock of Southeast Florida Cable, Inc. (a Florida corporation) and 50% general partnership interest in Key Biscayne Cablevision (a Pennsylvania general partnership). Southeast Florida Cable, Inc. owns 100% of the stock of Mercom of Florida, Inc. (Florida corporation) and Palm Beach Group Cable, Inc. which owns a 50% general partnership interest in Palm Beach Group Cable Joint Venture, both Florida entities. West Boca Acquisition Limited Partnership owns 100% of the stock of West Boca Security, Inc. (a Delaware corporation) and 50.36% limited partnership interest in Starpoint Limited Partnership (a Pennsylvania limited partnership). Starpoint Limited Partnership owns 100% of the stock of Cable Sentry Corporation (a Florida corporation) and Automatic Alarms Company, Inc. (Florida corporation). Ft. Myers Acquisition Limited Partnership owns 100% of Ft. Myers/Gateway, L.L.C.

3 Brazas Communications, Inc. owns 75% of the common stock of TMC Holdings Corporation (a Delaware corporation) which owns 100% of the stock of Tele-Media Company of Western Connecticut (a Connecticut corporation) and the 66.1% general partnership interest of Eastern Virginia Cablevision, L.P. (a Delaware limited partnership) which owns 100% of Eastern Virginia Cablevision Holdings, L.L.C. Eastern Virginia Cablevision, L.P. and Eastern Virginia Cablevision Holdings, L.L.C. (a Delaware limited liability company) own partnership interests of .1% and 99.9%, respectively, in Tele-Media Company of Hopewell-Prince George (a Virginia general partnership).

4   Chelsea Communications, Inc. holds a 27.43% general partnership interest and
Kalamazoo County Cablevision, Inc. holds a 72.57% limited partnership interest in Adelphia Cablevision Associates, L.P.

5 At December 31, 1998, Mt. Lebanon Cablevision, Inc. owns a 75% partnership interest in Three Rivers Cable Associates, L.P. (an Ohio limited partnership).

6   Northeast Cable, Inc. and Kittanning Cablevision, Inc. own partnership interests of 99% and 1%, respectively, in Robinson/Plum Cablevision, L.P. (a Pennsylvania limited partnership).

7   Chelsea Communications, L.L.C. and Adelphia Communications Corporation Inc.
own partnership interests of 1% and 99%, respectively, in Martha's Vineyard Cablevision, L.P. (a Delaware limited partnership).

8 Tele-Media Company of Tri-States, L.P. and Tri-States, L.L.C. own partnership interests of 99% and 1%, respectively, in CMA Cablevision Associates VII, L.P. (a Delaware limited partnership) and 98.35% and 1.65%, respectively, in CMA Cablevision Associates XI, L.P. (a Delaware limited partnership).

9   Adelphia Communications International, Inc. and Adelphia Communications
Corporation are 1% and 99% members, respectively, in Adelphia International II, L.L.C. and Adelphia International III, L.L.C.

10 SVHH Holdings, Inc. and SHHH Acquisition Corp. own partnership interests of 1.46% and 98.54%, respectively, in SVHH Cable Acquisition, L.P. (a Delaware limited partnership).


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11  Orchard Park Cablevision, Inc. and Global Cablevision II, Inc. own
partnership interests of 1% and 99%, respectively, in Global Acquisition Partners, L.P.

12 Adelphia Western New York Holdings, L.L.C. owns a 66.57% general partnership interest and Montgomery Cablevision, Inc. owns a .10% limited partnership interest in both Western NY Cablevision, L.P. (a Delaware limited partnership) and Parnassos Communications, L.P. (a Delaware limited partnership). Parnassos Communications, L.P. owns 100% of Parnassos Holdings, L.L.C. (a Delaware limited liability company). Parnassos Communications, L.P. and Parnassos Holdings, L.L.C. own 99% general partnership interests and 1% limited partnership interests, respectively, in Parnassos, L.P. (a Delaware limited partnership) and Empire Sports Network, L.P. (a Delaware limited partnership).












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